Exhibit 10.1

We deliver notices regarding blackout periods regarding trading of the Company’s shares with the assistance of a service provider, which also maintains individualized online portals for each of the notices recipients. We delivered the following communications in relation to blackout periods from January 2025 to the date of this annual report:

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:January 27, 2025

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are subject to the Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market. We are also informing you that a limited trading period of 30 calendar days for Grifols securities has started today. This period may be extended once we know the final Q4’24 Earnings date and/or the Capital Markets Day.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:February 27, 2025

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:April 4, 2025

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are subject to the Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market. We are also informing you that a limited trading period for Grifols securities has started today. This period may be extended once we know the final Q1’25 Earnings date.

In accordance with the Internal Code of Conduct, as an insider, please be mindful of your obligations regarding the handling of non-public information during this period.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:May 12, 2025

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:June 29, 2025

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are subject to the Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market. We are also informing you that a limited trading period for Grifols securities has started today. This period may be extended once we know the final Q1’25 Earnings date.

In accordance with the Internal Code of Conduct, as an insider, please be mindful of your obligations regarding the handling of non-public information during this period.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:July 29, 2025

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:October 2, 2025

Subject: 3 DAYS TO COMMENCEMENT OF LIMITED TRADING PERIOD

We inform you that, in three calendar days, a limited trading period for Grifols securities will begin and will remain open for 30 calendar days. This notification is issued because you are subject to the Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Markets

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:October 5, 2025

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

In accordance with the Internal Code of Conduct of Grifols, S.A. regarding Securities Markets, to which you are subject, we inform you that a limited trading period for Grifols securities has commenced today and will remain open for 30 calendar days.

As a person with access to privileged and/or confidential information, please be reminded of your obligations regarding the handling of this information during this period.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:November 4, 2025

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:January 27, 2026

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

In accordance with the Internal Code of Conduct of Grifols, S.A. regarding Securities Markets, to which you are subject, we inform you that a limited trading period for Grifols securities has commenced today and will remain open for 30 calendar days.

As a person with access to privileged and/or confidential information, please be reminded of your obligations regarding the handling of this information during this period.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:February 26, 2026

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:April 7, 2026

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

In accordance with the Internal Code of Conduct of Grifols, S.A. regarding Securities Markets, to which you are subject, we inform you that a limited trading period for Grifols securities has commenced today and will remain open for 30 calendar days.

As a person with access to privileged and/or confidential information, please be reminded of your obligations regarding the handling of this information during this period.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.